10.6 Agreement on Technical Assistance between DenexCorp(TM)/LVPS MicroFacility, Inc and AO "GIRIYEY"

                                        AGREEMENT ON TECHNICAL ASSISTANCE

[Russian translation omitted]           The Agreement of technical help

                                        The present  Agreement  is made  between
                                        corporation DenexCorp/LVPS MicroFacility
                                        with its principal office at 7755 Center
                                        Avenue,   Huntington  Beach,  California
                                        (hereinafter  referred  to as  "ADVISER"
                                        and  JSC  "Giriey"  with  its  principal
                                        office  at 218  Sotsialisticheskaya  St,
                                        Rostovon-Don,     Russia    (hereinafter
                                        referred   to  as   "COMPANY')   on  the
                                        following circumstances:

                                        The  adviser  is  the   manufacturer  of
                                        modular  microfactories for reception of
                                        large   volume   parenteral    solutions
                                        (further "LVPS"), and the Company agrees
                                        to   get   a   microfacility    (further
                                        "facility")   at  the  Adviser  for  the
                                        contract, made by the parties _ of number _ month 1996 of a year (further the Agreement about a facility)

                                        The  company   desires  to  use  of  the
                                        Adviser   as  the   adviser,   rendering
                                        technical services on a factory, placed in RostovonDon, and. The Adviser agrees to give such services on belowmentioned conditions.

                                        THE   PARTIES   HEREBY  have  agreed  as
                                        follows:

                                        1.  Services,  rendered by the  Adviser.
                                        The  adviser  is  obliged  to render the
                                        following  services   concerning  a  put
                                        factory   in    Rostov-onDon    (further
                                        "Place"):

                                        A. To advise the  Company  and to render
                                        to  it   assistance  in  assembly  of  a
                                        factory  on a  Place,  and  also to make
                                        repeated    tests   of   management   by

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                                        technological  process  and  operational
                                        tests for conformity to the standards of quality, established in the Agreement about a factory, with use of personnel prepared By the Advisor of the Company;

                                        B.  To  promote   the   Company  in  all
                                        repairs, except current, and repairs leaving for. Frameworks of a guarantee of the manufacturer on components,

                                        C.   To   promote    the    Company   in
                                        negotiations   with   the   purpose   of
                                        purchase  of  raw  materials,   such  as
                                        (without restriction) of plastic, pitch,
                                        chemicals   of  a   medical   degree  of
                                        cleanliness   and  etc.   in  the  local
                                        market, at an opportunity,  and if it is
                                        impossible  in other  markets  under the
                                        cheapest   price  with   maintenance  of
                                        conformity of such materials for working norms of USA Pharmacopea;

                                        D.  To  provide  the  Company  with  the
                                        general exploitationtechnological help, including the help of the Company in reception of replaceable parts, and also recertification and training of the new personnel; and

                                        E. To  provide  the  constant  selective
                                        control and tests of production  made by
                                        a  factory,  forces  of the  Adviser  or
                                        independent  laboratory for  maintenance
                                        of   maintenance  of  the  standards  of
                                        quality.   In   connection   with   such
                                        constant test of production. The company should give the Adviser the appropriate samples, to apply such raw material and to carry out such firm procedures, which the Adviser demands grounded.

                                        The  adviser is obliged  directs two (2)
                                        competent  and   qualified   engineer  /
                                        scientist for residing on a Place and work on a platform all or part of time on an extent of validity of the present

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                                        Contract   as    required    under   the
                                        discretion   of  the   Adviser   and  in
                                        connection   with   fulfilment   of  his
                                        obligations  under  the  Contract.   The
                                        adviser pays a travel expenses of such personnel and members of their families to a Place and back in the beginning and at the end of their stay on a Place.

                                        2.  Services,  rendered by the  Company.
                                        The  company   provides  the   following
                                        freeofcharge means and services to the Adviser and its personnel:

                                        A. The  company  provides  services  and
                                        means to the  employees  of the  Adviser
                                        and  members  of their  families  during
                                        their  residing  on a Place,  and  these
                                        services   and  the   means   should  be
                                        grounded  acceptable  for  the  Adviser.
                                        Such means and services  should  include
                                        (but not to be limited by it) adequately furnished, supported in good condition, heated and conditioning habitation with municipal convenience, and automobile for each employee, registered addressed to the Company for personal and service use on an extent of stay of the employee on a Place.

                                        B. The company should give the employees of the Adviser suitable working means, telephone and facsimile services, office services the necessary equipment and tools for maintenance of an opportunity of fulfilment by them of the duties on an extent of their stay on a Place.

                                        C. In case of the request on the part of
                                        the   employees   or  members  of  their
                                        families  the  Company   should   ensure
                                        medical service of the employees and or of the members of their families.

                                        D.  The  company   should   receive  all
                                        necessary    visas,    admissions    and
                                        administrative    sanctions    for   the

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                                        personnel  of the Adviser and members of
                                        their  families,  including the entrance
                                        visas,  sanction for work and  residence
                                        permits  for  the  personnel,   entrance
                                        visas  and  residence  permits  for  the
                                        members of their families, and also exit
                                        visas  to the  personnel  and/or  of the
                                        members of their  families as  required,
                                        that the personnel and or the members of
                                        their  families  could leave a Place for
                                        any  reason,   in   particular   if  the
                                        personnel and/or to the members of their families needs the medical help outside or in a place or in connection with holiday.'

                                        In case the Company for any reason keeps at self the passports of the personnel and/orof the members of their families, it should immediately give out them on an inquiry of the personnel and/or of the members of their families, desiring to leave a Place for any reason.

                                        3.The Site. The personnel of the Adviser should be placed in region of a Place and should not move in other place without the preliminary written sanction of the Adviser.

                                        4.  Subordination of the personnel.  The
                                        personnel of the Adviser  always remains
                                        by the  employees  of the Adviser  under
                                        his supervision and control. The adviser
                                        bears  responsibility  for  payment of a
                                        wages  of  the  personnel,   establishes
                                        duration of working days,  days off both
                                        holidays,   and  holiday.   The  adviser
                                        reserves  the right to itself  time from
                                        time to  replace  the  personnel  and to
                                        charge  it with  fulfilment  of work for
                                        the   Adviser,    not   connected   with
                                        services, rendered or Section 1 above).

                                        5. Compensation.  The company should pay
                                        to  the  Adviser  in  total  volume  for
                                        services   rendered   on   the   present
                                        Agreement:

                                        A. Large of the following  sums: (i) 100
                                        000 US dollars in a year on an extent of validity of the present Agreement; or
                                        (ii) 0, 116 US dollars for each unit of LVPS made by a factory an each year on an extent of validity of the present Agreement; plus

                                        B.   Working  at  present  rate  of  the
                                        Adviser for training of the personnel of the Company prepared after a sending of a factory from the United States of America.

                                        All payments  being  subject to entering
                                        on the  present  Section 5, should on an
                                        extent of term of the  present  Contract
                                        be paid monthly, at a rate of greater of
                                        the following  established interest from
                                        monthly manufacture of LVPS in terms of,
                                        or proportional  share of annual minimum
                                        payment,   corrected  quarterly  (except
                                        payments   for   trainings,   which  are
                                        brought in by advance payment),  and 100
                                        000 US dollars or bank guarantee from bank, authorized by the Adviser, with payment under the order of the Adviser, either other by the bank or financial obligation in the form and under the contents satisfactory for the Adviser are guaranteed by the renewed letter of credit on a sum a minimum. The adviser and its representatives have the right to check and to receive copies of the registration books and records of the Company, if it is necessary for check of correctness of a su of compensation, paid to the Adviser for the present Agreement.

                                        6.   Term   and   termination   of   the
                                        Agreement.  The  validity of the present
                                        Contract  is  established  on period ten
                                        (10) years from the date of arrival of a
                                        factory  on  a  Place,   with  automatic
                                        prolongation each year after it, if it will not be terminated by any party with the notice not later than six (6) months before cancellation during first ten
                                        (10)  years and not  later  than six (6)
                                        months up to the end of each year term after the expiration first tenyear (10) period.

                                        7. Confidentiality.

                                        A.  Parties owe, on an extent of term of
                                        the present  Agreement,  and during five
                                        (5) years after it, to keep as fiduciary technical information, given any party or its representatives to other party or its personnel.

                                        The parties should conclude with each of
                                        their     appropriate     workers    and
                                        representatives,   have  access  to  the
                                        technical     information,     contracts
                                        preservations  necessary for maintenance
                                        by such workers and  representatives  of
                                        confidentiality    Of   the    technical
                                        information.  With the  purposes  of the
                                        present   Agreement   "  the   technical
                                        information"  means  (1) in  case of the
                                        technical  information  of the  Adviser,
                                        confidential  and  license  information,
                                        handed to the  Company by the Adviser or
                                        its  personnel  in the  written  or oral
                                        form,    in   the    attitude    towards
                                        tech.processes,  tests,  characteristics
                                        of production  and its  components,  and
                                        also  other   information  and  methods,
                                        necessary  applicable for  installation,
                                        service,    maintenance,    repair   and
                                        operation of a factory, and (ii) in case
                                        of  the  technical  information  of  the
                                        Company,    confidential   and   license
                                        information concerning the Company and its activity, to which the Adviser has received access during execution of the obligations under the present Agreement.

                                        B.  The   restrictions  on  the  present
                                        section do not concern to the technical information, which:

                                        (i)  Was   available   on  date  of  its
                                        disclosure in open sources;
                                        (ii) was at disposal of the addressee up
                                        to  date  of  its   disclosure   by  the
                                        appropriate party;
                                        (iii) has become  wide of date known the
                                        ambassador of  disclosure  but not owing
                                        to disclosure by its addressee;
                                        (iv) has become  known to the  addressee
                                        by a lawful  way from any  third  party,
                                        without     infringements     of     any
                                        restrictions on disclosure and use. Such
                                        restrictions   nor  are  distributed  to
                                        cases, when the law demands from one and
                                        parties   disclosure  of  the  technical
                                        information  provided  that  such  party
                                        undertakes all  reasonable  measures for
                                        protection   of    confidentiality    of
                                        disclosed technical information.

                                        8. Quality control

                                        The  company has not the rights to offer
                                        in the  market  any LVPS  with  quality,
                                        appearance,     safety,    volume    and
                                        efficiency in any relation appearance, safety, volume and efficiency LVPS, time from time established by the Adviser in the specifications on such production is worse, than quality,.

                                        B. The company provides the Adviser and his personnel with samples LVPS on any or all stages of manufacture, and also samples of packing, which the Adviser can time from time request with the purposes of, specified in SECTION 1 E above, and also to allow them on a factory during usual working day for selection such o6pa3i4OB.

                                        C. In case tests by the Adviser selected
                                        o6pa3qOB shows,  that tested LVPS do not
                                        correspond  or leave for  frameworks  of
                                        the  specifications for such production.
                                        The   company   is   obliged  to  accept
                                        immediate   measures  for  reduction  of
                                        production   in   conformity   with  the
                                        specifications and to withdraw whole already sold or distributed defective production.

                                        9.  Responsibility  for production.  The
                                        company    hereby   is    obliged    and
                                        guarantees,  that it will  maintain,  to
                                        serve and to repair a factory  according
                                        to  the  instructions,   operational  by
                                        procedures  and technical  helps,  given
                                        the Adviser and the its  personnel.  The
                                        company  will not ha.  of the  claims to
                                        the  Adviser  and  its   personnel   and
                                        accepts   all    completeness   of   the
                                        responsibility  for  any  sheer  loss or
                                        losses in  connection  with (i)  misuse,
                                        maintenance  and repair of a factory and
                                        (ii) by  distribution  or  sale  LVPS of
                                        local  manufacture,  not  appropriate or
                                        leaving    for    frameworks    of   the
                                        specifications of quality, time from time, installed by the Adviser. The maintenance of sufficient insurance of the responsibility for production is a duty both parties

                                        10.   Independent    contractors.    The
                                        contractors    and   Company   are   the
                                        independent contractors, responsible for
                                        the   actions   and   action   of  their
                                        appropriate  workers and the agents. The
                                        agents and  workers of the  Company  are
                                        not considered as the agents and workers
                                        of  the  Adviser,  and  the  agents  and
                                        workers  of one of  the  parties  cannot
                                        accept the  responsibility,  to incur or
                                        to  create   the   direct  or   indirect
                                        obligations from a name or concerning other party.

                                        11.   Force   Majuere.   Force   Majuere
                                        circumstances    (according    to    the
                                        appropriate   article  of  International
                                        trade  chamber [the edition ICC No.421])
                                        hereby join in the present Contract by a
                                        method  of the  reference.  The  parties
                                        recognize  and agree that  inability  of
                                        the  Company to convert  currency  in US
                                        dollars    is    not    force    majuere
                                        circumstance.

                                        12.Miscellaneous

                                        A. The adviser has the right to pass the
                                        obligations  under the present Agreement
                                        to the third parties,  provided that the
                                        Adviser   still   bears   responsibility
                                        before the Company for fulfilment of the passed obligations.

                                        B.  Persons,  signing the  Agreement  on
                                        behalf  of the  parties,  guarantee  and
                                        declare, that have all powers and rights
                                        to  conclude  the present  Agreement  on
                                        behalf of the appropriate parties,  that
                                        such party is the  lawfully  established
                                        legal    person    according    to   the
                                        legislation  in frameworks of juridical,
                                        according   to  which  the  given  legal
                                        person   was   established,   that   the
                                        fulfillment of the present Agreement was
                                        by due image authorized by all necessary
                                        for this  purpose  corporate  decisions,
                                        and  that  present  The   Agreement  has
                                        lawful and  certain  force for the given
                                        legal   person   and   is   subject   to
                                        compulsory fulfilment according to its rules. The present Agreement is certain for the parties, their assignees and authorized close confidants.

                                        C. In case of disputes, disagreements or
                                        claims under the present Agreement or in
                                        connection  with  it,  or in  connection
                                        with   infringement,   cancellation   or
                                        expiry  of the term of its  action,  the
                                        parties are  obliged  honesty to discuss
                                        such dispute, disagreement or claim with
                                        the  purposes  of   achievement  of  the
                                        arrangement, acceptable to both parties.
                                        If the  parties  do not  manage to reach
                                        the mutually  acceptable decision during
                                        thirty  (30) days after a  direction  of
                                        one of the  parties of the  notice  from
                                        other  party  with  an   exposition   of
                                        dispute,   disagreement  or  claim,  the
                                        parties transfer  dispute,  disagreement
                                        or  claim  to  the  final  and   certain
                                        sanction    according   to   a   working
                                        arbitration      procedure     UNCITRAL.
                                        Arbitration instance will be Arbitration
                                        Institute  at Stockholm  trade  chamber.
                                        The  decision  will  be born  three  (3)
                                        arbitrators.   At   assignment   of  the
                                        umpire, the arbitrators nominated by the
                                        parties  have not the  rights  to choose
                                        the person of the same  nationality,  as
                                        any   from   the   parties,    or   same
                                        nationality,  as any of the  arbitrators
                                        nominated  as the  parties.  A place  of
                                        arbitration will be Stockholm  (Sweden),
                                        and the decision of arbitration  will be
                                        considered  as the  decision  of Swedish
                                        court.  In  arbitration   trial  English
                                        language   will  be  used   The  sum  of
                                        compensation  on court is  determined in
                                        US dollars  and should be paid free from
                                        the taxes and other deduction.  This sum
                                        should  include  interests from the date
                                        of  any   infringement  of  the  present
                                        Agreement. The arbitrators should also establish the appropriate interest rate from the date of infringement up to date of payment of compensation in complete volume. The parties agree, that the decision of arbitration court will be a unique and exclusive means of judicial protection their relations in case of all and any claims and counterclaims, with which they address in court.

                                        D.  Interpretation and the fulfilment of
                                        the present  Contract is adjusted by the
                                        legislation   of  Nevada  state  (United
                                        States   of   America),    without   the
                                        references to the conflict of rules of the law.

                                        E. Nonuse or the delay in application by
                                        any  party  of any  rights  or  means of
                                        judicial  protection  does  not  mean  a
                                        refusal  from such rights or means,  and
                                        the  unitary or partial  application  of
                                        any   rights   or  means   of   judicial
                                        protection does not exclude further or other application of such rights or means. All rights and the means under the present contract are cumulative and cannot be considered as the excluding any other rights and means, stipulated by the law.

                                        F. The present  Agreement  comprises all
                                        completeness of the arrangements between
                                        the   parties   concerning   the   above
                                        bargains   and   replaces  by  self  all
                                        previous    contracts   and   agreements
                                        between  the  parties   concerning   all
                                        questions,  stipulated in the present of
                                        the  Agreement.  The  present  Agreement
                                        cannot  be   changed   or   complemented
                                        otherwise than in written form, with the signatures both parties.

                                        G.  If any  section  or its  part in the
                                        present  Agreement is announced  void by
                                        any  competent   court  or  governmental
                                        body, have on the right, such decision does not mention staying sections, and each of them remains in complete force and validity.

                                        H.  The  English  text of the  Agreement
                                        remains determining in all relations, despite any translations of the present Agreement for any purposes. All notices and the other documentation are directed by the parties each other in English.

                                        The present Agreement is made in two identical originals each of which is considered as the final text of the Agreement between the parties.

                                        J.   The   subtitles   in  the   present
                                        Agreement   are   used   only   for  the
                                        references and are not reflected in interpretation of the present Agreement.

                                        In witness thereof the parties on behalf of lawfully authorized representatives have concluded the present Contract in abovestated a day and year.

                                        218 Sotsialisticheskaya St,
                                        RostovonDon, 344022  Russia
                                        JCS  "Giriey"
                                        r.KpaMbdi CYJ1HH  OCE X2 1800
                                        settlement account 000467227
                                        correspondent account 600164426
                                        bank identification account 046036626

                                        r.  POCTOBHaAoHy
                                        (~HnHaji KE "MocrEaHK"
                                        p\c 1467060  Kop\cq.  700161683
                                        B "K4 r. POCTOB-Ha-goHy
                                        rY I]$ P(D no  PocrOBCKOii o6ji.
                                        B14K 046015783
                                        code on OKNH 61124
                                        code on OKPO 24169413

                                        DenexCorp/LVPS MicroFacility
                                        7755 Center Avenue,
                                        Huntington  Beach,  California, USA